IVY FUNDS

Equity Funds

Supplement Dated February 26, 2004 To Prospectus Dated January 28, 2004

Expense Limitation

The following supplements the information in the section entitled "Fees and Expenses" for the applicable funds:

Ivy Funds Distributor, Inc. (IFDI), the Funds' distributor, and Waddell & Reed Services Company (WRSCO), the Funds' transfer agent, have voluntarily agreed to waive expenses so that the total annual fund operating expenses do not exceed the following levels for the specified funds/classes:

Expense Limitation (as a percentage
Fund and Class	of average net assets of each Class)

Ivy Global Natural Resources Fund, Class A	1.70%
Ivy Global Natural Resources Fund, Class C	2.40%
Ivy Global Natural Resources Fund, Class Y	1.20%

Ivy Large Cap Growth Fund, Class A	1.50%
Ivy Large Cap Growth Fund, Class C	2.25%
Ivy Large Cap Growth Fund, Class Y	1.20%

IFDI and WRSCO will voluntarily waive any expenses in excess of the above amounts. IFDI and WRSCO may change or terminate this waiver at any time.

Redemption Fee

The following supplements the information in the section entitled "Fees and Expenses" for

Ivy Asset Strategy Fund
Ivy Balanced Fund
Ivy Core Equity Fund
Ivy Dividend Income Fund
Ivy Large Cap Growth Fund
Ivy Mid Cap Growth Fund
Ivy Real Estate Securities Fund
Ivy Science and Technology Fund
Ivy Small Cap Growth Fund
Ivy Small Cap Value Fund
Ivy Tax-Managed Equity Fund
Ivy Value Fund

The Fund will deduct a redemption fee of 2.00% from any redemption or exchange proceeds if you sell or exchange your Class A shares or Class Y shares of that Fund after holding the shares less than 5 days. This fee also applies to Class A shares purchased without a sales charge. This fee will become effective for shares purchased on or after May 1, 2004.

The following Funds ("international funds") will continue to deduct a redemption fee of 2.00% from any redemption or exchange proceeds if you sell or exchange your Class A shares or Class Y shares of that Fund after holding the shares less than 30 days:

Ivy Cundill Global Value Fund
Ivy European Opportunities Fund
Ivy Global Natural Resources Fund
Ivy International Fund
Ivy International Balanced Fund
Ivy International Growth Fund
Ivy International Value Fund
Ivy Pacific Opportunities Fund

The following replaces the information in the section entitled "Redemption Fee/Exchange Fee" under "Exchange Privileges"

To further discourage the use of the Funds as a vehicle for excessive short-term trading, each of the international funds will continue to deduct a redemption fee of 2.00% from any redemption or exchange proceeds if you sell or exchange your Class A shares or Class Y shares of that Fund after holding the shares less than 30 days. For shares purchased on or after May 1, 2004, each of the non-international funds will deduct a redemption fee of 2.00% from any redemption or exchange proceeds if you sell or exchange your Class A shares or Class Y shares of that Fund after holding the shares less than 5 days. If you bought your shares on different days, the "first-in, first out" (FIFO) method is used to determine the holding period. Under this method, the shares you held longest will be redeemed first for purposes of determining whether the redemption fee applies. These fees are paid directly to the Fund.

The following exclusions, from both the 5-day and 30-day redemption fees, apply:

1.

certain omnibus accounts where the omnibus account holder does not have the capability to impose a redemption fee on its underlying customers' accounts; and certain intermediaries that do not have, or report to the Funds, sufficient information to impose a redemption fee on their customers' accounts

2.

(i) premature distributions from retirement accounts due to the disability of the participant; (ii) minimum required distributions from retirement accounts; (iii) return of excess contributions in retirement accounts where the excess is reinvested into the Fund; (iv) redemptions resulting in the settlement of an estate due to the death of the shareholder; and (v) reinvested distributions (dividends and capital gains)

3.

shareholder accounts participating in dynamic asset allocation programs comprised of multiple Funds within the Ivy Family of Funds and/or the Waddell & Reed Advisors Family of Funds that periodically rebalance mutual fund holdings in response to prevailing economic, political and/or financial conditions.

In addition to these waivers, each Fund reserves the right to waive the redemption fee at its discretion where it believes such waiver is in the best interests of the Fund, including but not limited to when it determines that imposition of the redemption fee is not necessary to protect the Fund from the effects of excessive short-term trading. In addition, each Fund reserves the right to modify or eliminate the redemption fee or waivers at any time.

Certain intermediaries have agreed to charge a Fund's redemption fee on their customers' accounts. In this case, the amount of the fee and the holding period will generally be consistent with the Fund's criteria. However, due to operational requirements, the intermediaries' methods for tracking and calculating the fee may differ in some respects from the Fund's method. For Fund shares purchased through a financial intermediary, investors should contact their financial intermediary or refer to their plan documents for more information on how the redemption fee is applied to their shares.

Fund Manager change for Ivy Pacific Opportunities Fund

The following information replaces the disclosure regarding the management of Ivy Pacific Opportunities Fund in the Section entitled "Portfolio Management":

Ivy Pacific Opportunities Fund: Frederick Jiang is now primarily responsible for the management of the Ivy Pacific Opportunities Fund. Mr. Jiang had been Assistant Portfolio Manager for the Fund since July 2003. From July 1999 to July 2003, he served as an investment analyst for Waddell & Reed Investment Management Company (WRIMCO) and WRIICO. Mr. Jiang holds a BA degree in Economics from the Central University of Finance and Economics, Beijing, China, and earned an MBA degree in Finance from New York University in 1999.

NAV purchases of Class A shares

The following supplements the information in the section entitled "Sales Charge Waivers for Certain Investors--Class A shares may be purchased at NAV by:"
  Sales representatives, and their immediate family members, associated with unaffiliated third party broker/dealers with which IFDI has entered into selling agreements

WRS 3300I

DSTO #530196